Other noncurrent liabilities - contingent consideration	12 Months Ended
Dec. 31, 2017
Other noncurrent liabilities - contingent consideration
Other noncurrent liabilities - contingent consideration

20. Other non-current liabilities —contingent consideration

Other non-current liabilities included the fair value at December 31, 2016 of the contingent deferred elements of the purchase price of Coretherapix (7.3 million euros).

The fair value upon acquisition date of the contingent deferred elements of the purchase price of 9.0 million euros was computed as the sum of the probability-weighted values of the fair values of the purchase prices associated with each of the nine product development routes. The fair value of each route was in turn computed as the sum of the survival probability-discounted present values of the contingent payments in each such route including the Milestone and Commercialization Payments. The annual discount rate used in the model was 15%. (See note 4).

The fair values are reviewed on a regular basis, at least at each reporting period, and any changes are reflected in the income statement. The fair value of contingent consideration decreased from 12.9 million euros at the December 31, 2016 to 0 million euros at December 31, 2017 (of which, 7.3 million euros were presented as non-current liabilities and 5.5 million euros as current liabilities in 2016). The decrease is due to the repayment in July 25, 2017, of 5 million euros through a contribution in kind and the impairment of the Coretherapix activities that have been strategically put on hold by the company (see note 4).

In the line item Other current liabilities — contingent consideration it is included the fair value at December 31, 2016 of the short term contingent deferred elements of the purchase price of Coretherapix (5.5 million euros) at that date.